EXHIBIT 10.1

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”) dated as of July 25, 2011 (the “Effective Date”), by and among CADIZ INC. and CADIZ REAL ESTATE LLC, as borrowers (the “Borrowers”), the lenders from time to time party hereto (the “Lenders”) and LC CAPITAL MASTER FUND, LTD., as administrative agent (“LC Capital” or, in such capacity, the “Agent”).

RECITALS

WHEREAS,  the Borrowers entered into that certain Credit Agreement, dated as of June 26, 2006, by and among the Borrowers, the lenders party thereto and Peloton Partners LLP, as administrative agent (“Peloton Agent”), as amended pursuant to that certain Amendment No. 1 to Credit Agreement dated as of September 29, 2006, by and among the Borrowers, the lenders party thereto and Peloton Agent; as further amended pursuant to that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Registration Rights Agreement dated as of June 4, 2009 (the “Second Amendment” by and among the Borrowers, the lenders party thereto and LC Capital, as administrative agent; and as further amended pursuant to that certain Amendment No. 3 to Credit Agreement and Amendment No. 2 to Registration Rights Agreement dated as of October 19, 2010, by and among the Borrowers, the lenders party thereto and LC Capital, as administrative agent (and as the same may be further amended and supplemented from time to time prior to the Effective Date, the “Credit Agreement”);

WHEREAS, pursuant to that certain Assignment and Assumption Agreement of even date herewith by and among LC Capital, as assignor, and Milfam II L.P., as assignee (“Milfam”), LC Capital has agreed to assign to Milfam, and Milfam agreed to assume, all of LC Capital’s Tranche C-2 Term Loan immediately prior to the Effective Date (the “Assignment”);

WHEREAS, pursuant to Section 9.6 of the Credit Agreement, the consent of the Borrowers to the Assignment is not required;

WHEREAS, the Borrowers have agreed to terminate the unutilized portion of the Tranche C-2 Term Loan Commitment as of the Effective Date;

WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein; and

WHEREAS, each of the defined terms used herein shall, if not otherwise defined in this Amendment, has the same meaning as set forth in the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereby agree as follows:

ARTICLE I
Amendments to Credit Agreement

1.01           The following definition in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Tranche C-2 Term Commitment Termination Date” the earliest to occur of (a) the date that is twelve (12) months after the Third Amendment Effective Date, (b) the satisfaction of the Additional Capital Requirement, (c) the Fourth Amendment Effective Date and (d) termination of the Commitments pursuant to Section 7 as a consequence of the occurrence of an Event of Default described in clause (i) or (ii) of paragraph (f) of Section 7 with respect to any Loan Party.”

1.02           The following definition is hereby added to Section 1.1 of the Credit Agreement in its proper alphabetical order:

“Fourth Amendment Effective Date” July 25, 2011.

1.03           Schedule 1.1A is hereby amended and restated in its entirety by Schedule 1.1A attached hereto as Attachment 1; provided, however, that if the Assignment is deemed ineffective or rescinded for any reason after the Effective Date, Schedule 1.1A shall be deemed to have been amended and restated in its entirety by Schedule 1.1A attached hereto as Attachment 2.

ARTICLE II
Conditions Precedent

This Amendment shall become effective as of the Effective Date upon receipt by the Agent of counterparts of this Amendment executed by each of the Borrowers and the Lenders.

ARTICLE III
Effect of Amendment

Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby.

ARTICLE IV
Counterparts

This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts take together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Amendment signed by all of the parties shall be lodged with the Borrowers and the Agent.

ARTICLE V
Severability

Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

ARTICLE VI
Governing Law

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to Credit Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

BORROWERS

CADIZ INC., as a Borrower

By:           /s/ Timothy J. Shaheen
Name:      Timothy J. Shaheen
Title:        Chief Financial Officer

CADIZ REAL ESTATE LLC, as a Borrower

By:           /s/ Timothy J. Shaheen
Name:      Timothy J. Shaheen
Title:        Chief Executive Officer

LENDERS

MILFAM II L.P., as a Lender

By:           Milfam LLC, as general partner

By:           /s/ Lloyd Miller, III
Name:      Lloyd Miller, III
Title:        Managing Member

LC CAPITAL MASTER FUND, LTD.,
as a Lender

By:           /s/ Steven G. Lampe
Name:      Steven G. Lampe
Title:        Managing Member of General Partner

AGENT

LC CAPITAL MASTER FUND, LTD.,
as a Administrative Agent

By:           /s/ Steven G. Lampe
Name:      Steven G. Lampe
Title:        Managing Member of General Partner
Attachment 1

SCHEDULE 1.1A:  LOAN COMMITMENTS

Lender	Tranche A Term Commitment	Tranche B Term Commitment	Tranche C-1 Term Commitment	Tranche C-2 Term Commitment
LC CAPITAL MASTER FUND, LTD. c/o Lampe, Conway & Company LLC 680 Fifth Avenue, Suite 1202 New York, NY 10019 Attention: Steven G. Lampe Telecopy: (212) 581-8999 with a copy to: Manatt, Phelps & Phillips, LLP 700 12th Street NW, Suite 1100 Washington, DC 20006 Attention: Debra Alligood White Telecopy: (202) 637-1516	$9,000,000.00	$23,737,500.00	$4,500,000.00	$0.00
MILFAM II L.P. 4550 Gordon Drive Naples, FL 34102 Attention: Robyn Tupper Telecopy: (239) 262-8025 with a copy to: Andrews Kurth LLP 450 Lexington Avenue, 15th Floor New York, NY 10017 Attention: Paul N. Silverstein Telecopy: (212) 850-2929	$1,000,000.00	$2,637,500.00	$500,000.00	$2,000,000.00
AGGREGATE COMMITMENT	$10,000,000.00	$26,375,000.00	$5,000,000.00	$2,000,000.00
Attachment 2

SCHEDULE 1.1A:  LOAN COMMITMENTS

Lender	Tranche A Term Commitment	Tranche B Term Commitment	Tranche C-1 Term Commitment	Tranche C-2 Term Commitment
LC CAPITAL MASTER FUND, LTD. c/o Lampe, Conway & Company LLC 680 Fifth Avenue, Suite 1202 New York, NY 10019 Attention: Steven G. Lampe Telecopy: (212) 581-8999 with a copy to: Manatt, Phelps & Phillips, LLP 700 12th Street NW, Suite 1100 Washington, DC 20006 Attention: Debra Alligood White Telecopy: (202) 637-1516	$9,000,000.00	$23,737,500.00	$4,500,000.00	$1,800,000.00
MILFAM II L.P. 4550 Gordon Drive Naples, FL 34102 Attention: Robyn Tupper Telecopy: (239) 262-8025 with a copy to: Andrews Kurth LLP 450 Lexington Avenue, 15th Floor New York, NY 10017 Attention: Paul N. Silverstein Telecopy: (212) 850-2929	$1,000,000.00	$2,637,500.00	$500,000.00	$200,000.00
AGGREGATE COMMITMENT	$10,000,000.00	$26,375,000.00	$5,000,000.00	$2,000,000.00